SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:     November 8, 2005

Date of Earliest Event Reported:     November 7, 2005

COMMSCOPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12929	36-4135495
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification Number)
incorporation)

1100 CommScope Place, SE
P.O. Box 339
Hickory, North Carolina 28602
(Address of principal executive offices)

Registrant’s telephone number, including area code:            (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

CommScope, Inc. (“CommScope”) permits its directors and officers to enter into stock trading plans with respect to CommScope common stock which are intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (“Rule 10b5-1”), provided that such plans comply with CommScope’s applicable guidelines and insider trading policies.

On November 7, 2005, Brian D. Garrett, President and Chief Operating Officer of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1.  Under the plan, Mr. Garrett authorized the sale of up to 68,919 shares of CommScope common stock owned by Mr. Garrett.  The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations.  Sales pursuant to this plan may occur from December 1, 2005 through July 31, 2006 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

On November 7, 2005, Jearld L. Leonhardt, Executive Vice President and Chief Financial Officer of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1.  Under the plan, Mr. Leonhardt authorized the sale of up to 52,510 shares of CommScope common stock owned by Mr. Leonhardt, all of which are issuable upon the exercise of stock options.  The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations.  Sales pursuant to this plan may occur from December 1, 2005 through November 30, 2006 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

On November 7, 2005, William R. Gooden, Senior Vice President and Controller of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1.  Under the plan, Mr. Gooden authorized the sale of up to 61,842 shares of CommScope common stock owned by Mr. Gooden, all of which are issuable upon the exercise of stock options.  The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations.  Sales pursuant to this plan may occur from December 1, 2005 through November 30, 2006 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

On November 7, 2005, Frank B. Wyatt, II, Senior Vice President, General Counsel and Secretary of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1.  Under the plan, Mr. Wyatt authorized the sale of up to 91,500 shares of CommScope common stock owned by Mr. Wyatt, all of which are issuable upon the exercise of stock options.  The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations.  Sales pursuant to this plan may occur from December 1, 2005 through November 30, 2006 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

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On November 7, 2005, Edward A. Hally, Executive Vice President of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1.  Under the plan, Mr. Hally authorized the sale of up to 83,500 shares of CommScope common stock owned by Mr. Hally, all of which are issuable upon the exercise of stock options.  The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations.  Sales pursuant to this plan may occur through November 30, 2006 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

Except as may be required by law, CommScope does not undertake to report future stock trading plans by its officers or directors, nor to report modifications, terminations, transactions or other activities under the stock trading plans of Mr. Garrett, Mr. Leonhardt, Mr. Gooden, Mr. Wyatt, Mr. Hally or of any other officer or director.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2005

COMMSCOPE, INC.

	By:	/s/ Frank M. Drendel
Name: Frank M. Drendel
Title: Chief Executive Officer